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                                                                     EXHIBIT 1.5


                          TEXTRON FINANCIAL CORPORATION

                           Medium-Term Notes, Series E

                   Due 9 months or more from the Date of Issue


                 SECOND AMENDMENT TO THE DISTRIBUTION AGREEMENT
                               DATED JUNE 28, 2000


                                                              September 26, 2003


The Distribution Agreement, dated June 28, 2000, as amended on November 28, 2001, relating to the above referenced Medium-Term Notes, Series E of Textron Financial Corporation (the "Distribution Agreement") is hereby amended as follows:

     The term "Notes" shall refer to Medium-Term Notes, Series E of Textron Financial Corporation to be issued on or after the date hereof in an amount of up to $4,000,000,000.

     The term "Agents" shall include HSBC Securities (USA) Inc. and Tokyo-Mitsubishi International plc to the same extent as if they were named originally in the Distribution Agreement.

     [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

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     If the foregoing is in accordance with our agreement, please indicate your agreement and acceptance hereof in the space provided for that purpose below.


                                            Very truly yours,

                                            TEXTRON FINANCIAL CORPORATION


                                            By:
                                               ---------------------------------
                                            Name:  Brian F. Lynn
                                            Title: Vice President and Treasurer


MERRILL LYNCH, PIERCE, FENNER & SMITH
          INCORPORATED

By:
   ---------------------------------
   Name:
   Title:


BANC OF AMERICA SECURITIES LLC


By:
   ---------------------------------
   Name:
   Title:


BANC ONE CAPITAL MARKETS, INC.


By:
   ---------------------------------
   Name:
   Title:


BARCLAYS CAPITAL INC.


By:
   ---------------------------------
   Name:
   Title:


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CITIGROUP GLOBAL MARKETS INC.


By:
   ---------------------------------
   Name:
   Title:


CREDIT SUISSE FIRST BOSTON LLC


By:
   ---------------------------------
   Name:
   Title:


DEUTSCHE BANK SECURITIES INC.


By:
   ---------------------------------
   Name:
   Title:


By:
   ---------------------------------
   Name:
   Title:


FLEET SECURITIES, INC.


By:
   ---------------------------------
   Name:
   Title:


HSBC SECURITIES (USA) INC.


By:
   ---------------------------------
   Name:
   Title:


                                       3
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J.P. MORGAN SECURITIES INC.


By:
   ---------------------------------
   Name:
   Title:


TOKYO-MITSUBISHI INTERNATIONAL PLC


By:
   ---------------------------------
   Name:
   Title:


UBS SECURITIES LLC


By:
   ---------------------------------
   Name:
   Title:


By:
   ---------------------------------
   Name:
   Title:


WACHOVIA CAPITAL MARKETS, LLC


By:
   ---------------------------------
   Name:
   Title:


                                       4